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                                             December 19, 1996



     I, Edward Hurd, hereby consent to the use of my name in the Registration Statement on Form S-1 for Total Control Products, Inc. and any amendment thereto, as necessary, as a Director nominee.



                                        /s/ Edward Hurd
                                        -----------------------------
                                        Edward Hurd